JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from July 1, 2010 to December 31, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/15/2010
Issuer Qlik Technologies Inc. (QLIK) IPO
Cusip 74733T10
Shares 3,200
Offering Price $10.00
Spread $0.70
Cost $32,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Morgan Stanley, Citi, J.P. Morgan, Jefferies &
Company, Stifel Nicolaus Weisel
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/16/2010
Issuer Reald Inc,  (RLD) IPO
Cusip 75604L10
Shares 1,800
Offering Price $16.00
Spread $1.12
Cost $28,800
Dealer Executing Trade Piper Jaffray and Company
% of Offering  purchased by firm 0.71%
Syndicate Members J.P. Morgan, Piper Jaffray, William Blair & Company,
Stifel Nicolaus Weisel,, BMO Capital Markets
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 7/21/2010
Issuer Green Dot Corporation (GDOT) IPO
Cusip 39304D10
Shares 1,900
Offering Price $36.00
Spread $2.52
Cost $68,400
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.48%
Syndicate Members J.P. Morgan, Morgan Stanley, Deutsche Bank
Securfities, Piper Jaffray, UBS Investment Bank
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/21/2010
Issuer Green Dot Corporation (GDOT) IPO
Cusip 39304D10
Shares 800
Offering Price $36.00
Spread $2.52
Cost $28,800
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.48%
Syndicate Members J.P. Morgan, Morgan Stanley, Deutsche Bank
Securfities, Piper Jaffray, UBS Investment Bank
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 7/23/2010
Issuer Apache Corporation (APA) Secondary
Cusip 3741110
Shares 2,500
Offering Price $88.00
Spread $2.64
Cost $220,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.26%
Syndicate Members Goldman  Sachs & Co., BofA Merrill Lynch, Citi, J.P.
Morgan
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 9/21/2010
Issuer Health Care REIT Inc. (HCN) Secondary
Cusip 42217K10
Shares 1,300
Offering Price $45.75
Spread $1.83
Cost $59,475
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.64%
Syndicate Members Deutsche Bank Securities, J.P. Morgan, BofA Merrill
Lynch, KeyBanc Capital Markets, Raymond James, UBS Investment Bank,
Wells Fargo Securities, Stifel Nicolaus Weisel, Barclays Capital
Credit Agricole CIB, Comerica Securities , Morgan Keegan & Company
Inc., PNC Capital Markets LLC, RBS
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/26/2010
Issuer Pacific Biosciences of California, Inc. (PACB) IPO
Cusip 69404D10
Shares 3,800
Offering Price $16.00
Spread $1.12
Cost $60,800
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.08%
Syndicate Members J.P. Morgan, Morgan Stanley, Detusche Bank
Securities, Piper Jaffray
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/4/2010
Issuer The Fresh Market, Inc. (TFM)  IPO
Cusip 35804H10
Shares 1,900
Offering Price $22.00
Spread $1.54
Cost $41,800
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 0.51%
Syndicate Members BofAMerrill Lynch, J.P. Morgan, Goldman Sachs & Co.,
Morgan Stanley, William Blair & Company, BMO Capital Markets, RBC
Capital Markets
Fund JPMorgan Insurance Trust Intrepid Growth Portfolio
Trade Date 11/18/2010
Issuer General Motors Company (GM) IPO
Cusip 37045V10
Shares 6,600
Offering Price $33.00
Spread $0.25
Cost $217,800
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.10%
Syndicate Members Morgan Stanley, J.P. Morgan, BofAMerrill Lynch,
Citi, Barclays Capital, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs & Co., RBC Capital Markets, Bradesco BBI, CIBC,
Commerzbank, BNY Mellon Capital Markets, LLC, ICBC International, Itau
BBA, Lloyds TSB Corporate Markets, CICC, Loop Capital Markets, The
Williams Capital Group, L.P>, Soleil Securities Corporation
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 11/18/2010
Issuer LPL Investment Holdings Inc. (LPLA) IPO
Cusip 50213H10
Shares 1,900
Offering Price $30.00
Spread $1.58
Cost $57,000
Dealer Executing Trade Goldman Sachs & Company
% of Offering  purchased by firm 6.00%
Syndicate Members Goldman Sachs & Co., Morgan Stanley, BofA Merrill
Lynch, J.P. Morgan, Sanford C Bernstein, Citi, UBS Investment Bank,
William Blair & Company, Keefe Bruyette & Woods, Lazard Capital
Markets, Macquarie Capital, Sandler O'Neill + Partners
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 11/18/2010
Issuer LPL Investment Holdings Inc. (LPLA) IPO
Cusip 50213H10
Shares 7,300
Offering Price $30.00
Spread $1.58
Cost $219,000
Dealer Executing Trade Goldman Sachs & Company
% of Offering  purchased by firm 6.00%
Syndicate Members Goldman Sachs & Co., Morgan Stanley, BofA Merrill
Lynch, J.P. Morgan, Sanford C Bernstein, Citi, UBS Investment Bank,
William Blair & Company, Keefe Bruyette & Woods, Lazard Capital
Markets, Macquarie Capital, Sandler O'Neill + Partners
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/18/2010
Issuer LPL Investment Holdings Inc. (LPLA) IPO
Cusip 50213H10
Shares 14,600
Offering Price $30.00
Spread $1.58
Cost $438,000
Dealer Executing Trade Goldman Sachs & Company
% of Offering  purchased by firm 6.00%
Syndicate Members Goldman Sachs & Co., Morgan Stanley, BofA Merrill
Lynch, J.P. Morgan, Sanford C Bernstein, Citi, UBS Investment Bank,
William Blair & Company, Keefe Bruyette & Woods, Lazard Capital
Markets, Macquarie Capital, Sandler O'Neill + Partners
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 11/18/2010
Issuer General Motors Company (GM) IPO
Cusip 37045V10
Shares 15,500
Offering Price $33.00
Spread $0.25
Cost $511,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.10%
Syndicate Members Morgan Stanley, J.P. Morgan, BofAMerrill Lynch,
Citi, Barclays Capital, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs & Co., RBC Capital Markets, Bradesco BBI, CIBC,
Commerzbank, BNY Mellon Capital Markets, LLC, ICBC International, Itau
BBA, Lloyds TSB Corporate Markets, CICC, Loop Capital Markets, The
Williams Capital Group, L.P>, Soleil Securities Corporation
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/19/2010
Issuer Aeroflex Holding Corp. (ARX) IPO
Cusip 776710
Shares 3,100
Offering Price $13.50
Spread $0.84
Cost $41,850
Dealer Executing Trade Goldman Sachs & Company
% of Offering  purchased by firm 0.51%
Syndicate Members Goldman Sachs & Co., Credit Suisse, J.P. Morgan,
Morgan Stanley, Barclays Capital, Stifel Nicolaus Weisel, UBS
Investment Bank, Moelis & Company, Needham & Company LLC, Oppenheimer
& Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 12/6/2010
Issuer Targa Resources Corp. (TRGP) IPO
Cusip 87612G10
Shares 1,900
Offering Price $22.00
Spread $1.21
Cost $41,800
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 0.41%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill
Lynch, Citi, Deutsche Bank Securities, Credit Suisse, J.P. Morgan,
Wells Fargo Securities, Raymond James, RBC Capital Markets, UBS
Investment Bank, Baird, ING
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 12/8/2010
Issuer First Republic Bank/San Francisco (FRC) IPO
Cusip 33616C10
Shares 5,700
Offering Price $25.50
Spread $1.59
Cost $145,350
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 3.41%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan,
Barclays Capital, Jefferies & Company, Keefe Bruyette & Woods, Sandler
O'Neill & Partners, L.P., Stifel Nicolaus Weisel
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 12/8/2010
Issuer Dollar General Corporation (DG) Secondary
Cusip 25667710
Shares 18,000
Offering Price $30.50
Spread $1.04
Cost $549,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.40%
Syndicate Members Citi, Goldman Sachs & Co., KKR, J.P. Morgan, BofA
Merrill Lynch, Barclays, Sanford C. Bernstein, CICC, Deutsche Bank
Securities, HSBC
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 12/14/2010
Issuer FleetCor Technologies Inc. (FLT) IPO
Cusip 33904110
Shares 8,800
Offering Price $23.00
Spread $1.44
Cost $202,400
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.51%
Syndicate Members J.P. Morgan, Goldman Sachs & Co., Barclays Capital,
Morgan Stanley, PNC Capital Market LLC, Raymond James, Wells Fargo
Securities
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 12/14/2010
Issuer HCP, Inc. (HCP) Secondary
Cusip 40414L10
Shares 13,700
Offering Price $32.00
Spread $1.28
Cost $438,400
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.96%
Syndicate Members BofA Merrill Lynch, Wells Fargo Securities, Citi,
J.P. Morgan, UBS Investment Bank,Barclays Capital, Credit Agricole
CIB, Credit Suisse, Goldman Sachs & Co., KeyBanc Capital Markets, RBS,
Scotia Capital, Deutsche Bank Securities, Morgan Stanley, BNY Mellon
Capital Markets, LLC, Piper Jaffray, PNC Capital Markets LLC, SunTrust
Robinson Humphrey, Morgan Keegan
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 12/14/2010
Issuer FleetCor Technologies Inc. (FLT) IPO
Cusip 33904110
Shares 2,900
Offering Price $23.00
Spread $1.44
Cost $66,700
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.51%
Syndicate Members J.P. Morgan, Goldman Sachs & Co., Barclays Capital,
Morgan Stanley, PNC Capital Market LLC, Raymond James, Wells Fargo
Securities

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/4/2010
Issuer Aflac Incorporated (AFL 6.45% August 15, 2040)
Cusip 001055AF
Bonds 25,000
Offering Price $99.50
Spread 0.88%
Cost $24,875
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.96%
Syndicate Members Goldman Sachs & Co, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/9/2010
Issuer Simon Property Group, L.P. (SPG 4.375% March 1, 2021)
Cusip 828807CF
Bonds 20,000
Offering Price $99.61
Spread 0.50%
Cost $19,921
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.19%
Syndicate Members Banc of America Securities, Credit Suisse, Deutsche
Bank, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/10/2010
Issuer Directv Holdings LLC and Directv Financing Co., Inc. (DTV
4.60% February 15, 2021)
Cusip 25459HAW
Bonds 125,000
Offering Price $99.93
Spread 0.45%
Cost $124,918
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.87%
Syndicate Members Citigroup Global Markets, Credit Suisse, Goldman
Sachs & Co, JPMorgan, Banc of America Securities, Barclays Capital,
Credit Agricole Securities, HSBC Securities, ING Financial, Lloyds TSB
Bank, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley,
RBS Securities, UBS Securities, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/10/2010
Issuer Directv Holdings LLC and Directv Financing Co., Inc. (DTV
6.00% August 15, 2040)
Cusip 25459HAX
Bonds 125,000
Offering Price $98.66
Spread 0.88%
Cost $123,324
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.60%
Syndicate Members Citigroup Global Markets, Credit Suisse, Goldman
Sachs & Co, JPMorgan, Banc of America Securities, Barclays Capital,
Credit Agricole Securities, HSBC Securities, ING Financial, Lloyds TSB
Bank, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley,
RBS Securities, UBS Securities, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/10/2010
Issuer Statoil ASA (STOIL 3.125% August 17, 2017)
Cusip 85771PAB
Bonds 50,000
Offering Price $99.78
Spread 0.40%
Cost $49,891
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.35%
Syndicate Members Barclays Capital, Deutsche Bank Securities, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/7/2010
Issuer Dell Inc. (DELL 2.30% September 10, 2015)
Cusip 24702RAL
Bonds 128,000
Offering Price $99.98
Spread 0.35%
Cost $127,971
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.85%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, BNP
Paribas, Deutsche Bank Securities, JPMorgan, UBS Securities, Wells
Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/7/2010
Issuer Medco Health Solutions (MHS 2.75% September 15, 2015)
Cusip 58405UAF
Bonds 30,000
Offering Price $99.97
Spread 0.60%
Cost $29,990
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.10%
Syndicate Members Deutsche Bank Securities, Goldman Sachs, Mitsubishi
UFJ Securities, Bank of America, Barclays Capital, Citigroup Global
Markets, Daiwa Capital Markets, JPMorgan, KeyBanc Capital, Mizuho
Securities, PNC Capital, RBS Securities, Scotia Capital, UBS
Securities, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/15/2010
Issuer Blackstone Holdings Finance Co. (BX 5.875% March 15, 2021
144A)
Cusip 09256BAB
Bonds 100,000
Offering Price $99.52
Spread 0.50%
Cost $99,515
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 4.25%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global
Markets, JPMorgan, Morgan Stanley
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/16/2010
Issuer Transocean Inc. (RIG 6.50% November 15, 2020)
Cusip 893830AY
Bonds 75,000
Offering Price $99.93
Spread 0.65%
Cost $74,948
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.45%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan,
Banc of America, Barclays Capital, BNP Paribas, Credit Agricole,
Credit Suisse, DNB Nor Markets, HSBC Securities, Mitsubishi UFJ
Securities, RBS Securities, UBS Securities, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/20/2010
Issuer E.I. Du Pont de Nemours (DD 4.90% January 15, 2041)
Cusip 263534CC
Bonds 25,000
Offering Price $98.65
Spread 0.88%
Cost $24,664
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.18%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Morgan
Stanley, Banc of America, Bank of New York, Barclays Capital, BBVA
Securities, BNP Paribas, Citigroup Global Markets, Deutsche bank
Securities,HSBC Securities, ING Financial, Mitsubishi UFJ Securities,
Mizuho Securities, RBC Capital RBS Securities, Santander Investments,
Scotia Capital,SG Americias Securities, Societe Generale, Standard
Charted Bank, UBS Securities, US Bancorp, Wells fargo, Williams
Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/20/2010
Issuer E.I. Du Pont de Nemours (DD 1.95% January 15, 2016)
Cusip 263534CD
Bonds 58,000
Offering Price $99.05
Spread 0.35%
Cost $57,447
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.80%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Morgan
Stanley, Banc of America, Bank of New York, Bank of Nova Scotia,
Barclays Capital, BBVA Securities, BNP Paribas, Citigroup Global
Markets, Deutsche Bank Securities, HSBC Securities, ING Financial,
Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, RBS
Securities, Rothman Pantell, Santander Investments, Scotia Capital, SG
Americias Securities, Standard Charted Bank, UBS Securities, US
Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/22/2010
Issuer Microsoft Corporation (MSFT 1.625% September 25, 2015)
Cusip 594918AG
Bonds 75,000
Offering Price $99.56
Spread 0.35%
Cost $74,671
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.88%
Syndicate Members Barclays Capital, Citigroup Global Markets, Goldman
Sachs, JPMorgan, Wells Fargo, CastleOak Securities, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/27/2010
Issuer NBC Universal (NBCUNI 5.95% April 1, 2041 144A)
Cusip 62875UAN
Bonds 75,000
Offering Price $99.72
Spread 0.88%
Cost $74,791
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global
Markets, Goldman Sachs, JPMorgan, Morgan Stanley, Bank of Tokyo,
Barclays Capital, Blaylock & Co, BNP Paribas, CastleOak Securities,
Credit Suisse, Deutsche Bank Securities, Loop Capital, Ramirez & Co,
UBS Securities, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/29/2010
Issuer Arrow Electrics, Inc. (ARW 3.375% November 1, 2015)
Cusip 04273WAA
Bonds 10,000
Offering Price $99.65
Spread 0.60%
Cost $9,965
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.66%
Syndicate Members Bank of America Merrill Lynch, Deutsche Bank,
JPMorgan, Canaccord Genuity Corp, Dougherty & Co, Merriman Curhan Ford
& Co, Raymond James & Assoc.
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/2/2010
Issuer Jefferies Group, Inc. (JEF 3.875% November 9, 2015)
Cusip 472319AJ
Bonds 55,000
Offering Price $99.84
Spread 0.30%
Cost $54,911
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 2.86%
Syndicate Members Jefferies & Co, BNY Mellon Capital Markets, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/8/2010
Issuer PPG Industries Inc. (PPG 5.50% November 15, 2040)
Cusip 693506BE
Bonds 14,000
Offering Price $99.24
Spread 0.88%
Cost $13,894
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Goldman Sachs, JPMorgan, Mitsubishi UFJ Securities,
Morgan Stanley, Banca IMI, BNP Paribas, BNY Mellon Capital Markets,
Citigroup Global Markets, Credit Suisse Securities, HSBC Securities,
Bank America Merrill Lynch, PNC Capital, RBS Securities, Santanser
Investment Securities, SG Americas Securities